Statements of Operations and Comprehensive Income (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Revenues
Internet sales	$ 1,758,762	$ 855,758
Retail and wholesale revenues	1,343,967	614,446
Total revenues	3,102,729	1,470,204
Cost of Goods Sold	1,288,914	526,300
Gross profit	1,813,815	943,904
Operating Expenses
Advisory agreement warrants	16,600,500	0
Distribution, marketing and advertising	1,078,180	323,167
Selling, general and administrative	3,036,873	1,068,767
Total operating expenses costs	20,715,553	1,391,934
Loss from operations	(18,901,738)	(448,030)
Other expense
Interest expense	(1,804,710)	(30,140)
Loss before income taxes	(20,706,448)	(478,170)
Income tax provision	0	0
Net Loss	(20,706,448)	(478,170)
Other comprehensive income (loss)	0	0
Comprehensive loss	$ (20,706,448)	$ (478,170)
Net loss per common share
Basic	$ (0.48)	$ (0.01)
Diluted	$ (0.48)	$ (0.01)
Weighted Average Shares Outstanding
Basic	42,871,414	32,500,000
Diluted	42,871,414	32,500,000